EXHIBIT 10(a)

AMENDMENT NO. 1
TO
ACUITY BRANDS, INC.
2002 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

THIS AMENDMENT No. 1 is made as of the 26th day of October, 2020, by Acuity Brands, Inc. (the “Company”).
WHEREAS, the Company maintains the Acuity Brands, Inc. 2002 Supplemental Executive Retirement Plan, As Amended and Restated Effective July 1, 2019 (the “Plan”);
WHEREAS, pursuant to Article XI of the Plan, the Company may amend the Plan at any time; and
WHEREAS, the Company desires to amend the Plan to “soft freeze” the Plan, effective as of October 26, 2020, so that no additional officers of the Company will be permitted to enter the Plan as new participants on or after that date, but that current participants will continue to accrue benefits under the current terms of the Plan;
NOW THEREFORE, the Plan is hereby amended as follows, effective as of October 26, 2020:
1.Section 2.1 of the Plan is amended by adding a new paragraph (c) to the end thereof:

“(c) Soft Freeze. Notwithstanding anything in the Plan to the contrary, no Executive Officer shall be permitted to enter the Plan as a new Participant on or after October 26, 2020.”

1.Except as specifically amended herein, the Plan shall remain in full force and effect.

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[Signature page for Amendment No. 1 to the Acuity Brands, Inc. 2002 Supplemental Executive Retirement Plan]

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment No. 1 to be executed as of the date first written above, to be effective as of October 26, 2020.

ACUITY BRANDS, INC.

By:	/s/ Neil M. Ashe
Name:	Neil M. Ashe
Title:	President and CEO